UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 19, 2006

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

          Bermuda                     001-16625                 98-0231912
(State or other jurisdiction   Commission File Number        (I.R.S. Employer
     of incorporation)                                    Identification Number)

              50 Main Street                                    10606
          White Plains, New York                              (Zip code)
 (Address of principal executive offices)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement
           ------------------------------------------

           In connection with the appointment of L. Patrick Lupo to the Board of Directors of Bunge Limited as described in Item 5.02 below, and in accordance with Bunge Limited's Non-Employee Directors' Equity Incentive Plan (the "Plan"), the Board of Directors granted Mr. Lupo an option to purchase 5,500 common shares of Bunge Limited on July 19, 2006, the date of his appointment to the Board. This option was granted under the terms of the Plan and the applicable form of award agreement and supplements the option to purchase 7,500 common shares that was automatically granted to Mr. Lupo under the Plan. Both options become fully vested on January 1, 2007. Pursuant to the terms of the Plan, the exercise price of the options is equal to the average of the highest and lowest sale prices of Bunge Limited's common shares on the date of grant, or $52.84 per share.


Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           --------------------------------------------------------------------
           Appointment of Principal Officers
           ---------------------------------

           On July 19, 2006, the Board of Directors appointed L. Patrick Lupo as a director. Mr. Lupo will serve on the Finance and Risk Policy Committee and the Compensation Committee of the Board of Directors. A copy of the press release announcing Mr. Lupo's appointment to the Board of Directors is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits
           ---------------------------------

           (a) None

           (b) None

           (c) Exhibits

           Exhibit No.             Description
           -----------             -----------

           99.1                    Press Release, dated July 20, 2006

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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: July 21, 2006


                                         BUNGE LIMITED


                                         By: /s/ CARLA HEISS
                                             --------------------------------
                                             Name:  Carla Heiss
                                             Title: Assistant General Counsel

                                    EXHIBITS


Exhibit No.                 Description
-----------                 -----------

  99.1                      Press Release, dated July 20, 2006